UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas (Address of Principal Executive Offices)	77008-1044 (Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement dated 2/10/2005
Opinion of Vinson & Elkins L.L.P.
Opinion of Vinson & Elkins L.L.P.

Item 8.01 Other Events.

     On February 10, 2005, Enterprise Products Partners L.P. (the “Partnership”) entered into an underwriting agreement for the public offering of 15,000,000 common units, and up to 2,250,000 additional common units to cover over-allotments, if any. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. Closing of the issuance and sale of the common units is scheduled for February 16, 2005.

     On February 11, 2005, the Partnership filed with the Securities and Exchange Commission a prospectus supplement dated February 10, 2005 to the accompanying base prospectus dated April 21, 2003 included in Enterprise’s registration statement on Form S-3 (Registration No. 333-102778), as amended. The prospectus supplement was filed pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, in connection with the above described offering. Certain opinions related to such registration statement and the offering are filed as exhibits to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Other Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement dated February 10, 2005, among Enterprise Products GP, LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating L.P., UBS Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc., Sanders Morris Harris Inc., RBC Capital Markets Corporation, and KeyBanc Capital Markets, a Division of McDonald Investments Inc.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC, its general partner

Date: February 11, 2005	By:	/s/ Michael J. Knesek

	Name: Title:	Michael J. Knesek Vice President, Controller and Principal Accounting Officer of Enterprise GP, LLC

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
1.1	Underwriting Agreement dated February 10, 2005, among Enterprise Products GP, LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating L.P., UBS Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc., Sanders Morris Harris Inc., RBC Capital Markets Corporation, and KeyBanc Capital Markets, a Division of McDonald Investments Inc.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).